Exhibit 10.1(a)

STATE OF FLORIDA

COUNTY OF VOLUSIA

FIFTH AMENDMENT TO LEASE AGREEMENT

This Fifth Amendment to Lease made this      day of                     , 2006, is entered into by and between Ridgewood Office Building, L.P., Ltd., a Delaware limited partnership as Landlord (“Landlord”) and Brown & Brown, Inc., a Florida corporation, (“Tenant”).

W I T N E S S E T H:

WHEREAS, Tenant, entered into that certain Ridgewood Office Building Lease with Chapman S. Root, Trustee, Chapman S. Root Revocable Trust U/T/A 2/15/87, (said Lease having been assigned to the Chapman S. Root 1982 Living Trust and subsequently assigned to Ridgewood Office Building, L.P., Ltd.) for the Premises dated August 1, 1987 which sets forth the terms of occupancy by Tenant for a portion of the Building containing 38,738 square feet of Rentable Area (herein after referred to as “Lease”), and that certain Letter of Agreement dated June 26, 1995 wherein the Tenant leased an additional 1,114 square feet of Rentable Area, and that certain First Amendment to Lease dated August 2, 1999 wherein the Tenant leased an additional 5,577 square feet of Rentable Area resulting in a total Rental Area of 45,429 square feet and that certain Second Amendment to Lease dated December 11, 2001 wherein the Tenant leased an additional 3,851 square feet of Rentable Area resulting in a total Rentable Area of 49,280 square feet and that certain Third Amendment to Lease dated August 8, 2002 wherein the Tenant leased an additional 5,435 square feet of Rentable Area resulting in a total Rentable Area of 51,235 square feet.

WHEREAS, Tenant exercised its option under Addendum Number Three To Lease, Option To Decrease Rentable Area In The Premises effective October 1, 2003 wherein the Tenant decreased the Rental Area by 12,939 square feet such area being the entire Fourth Floor of the Building resulting in a total Rentable Area of 38,296 square feet.

WHEREAS, the Landlord and Tenant desire to modify and amend the Lease as set forth in the Fourth Amendment to Lease, the Premises shall be adjusted such that effective December 1, 2004 Tenant will occupy the entire Fourth Floor, consisting of 12,939 square feet and vacate the space it occupies in the south end of the Second Floor, consisting of 5,577 square feet, resulting in a total Rentable Area of the Premises being 45,658 square feet.

WHEREAS, the Landlord and Tenant desire to modify and amend the Lease as set forth in this Fifth Amendment to Lease, the Premises shall be adjusted such that effective January 1, 2007 Tenant will occupy additional space on the Second Floor consisting of 3,842 square feet resulting in a total Rentable Area of the Premises being 49,500 square feet.

NOW, THEREFORE, for and in consideration of the Premises, the sum of Ten and 00/100 ($10.00) Dollars in hand paid by Tenant to Landlord, the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to modify and amend the Lease as follows:

I. A. As to Section 2. DEFINITIONS.

2.a.	Base Rent: Effective January 1, 2007 shall be $556,875.00 per year for all space occupied by Tenant until adjusted according to the terms set forth in the Lease.

2.j.	Monthly Installments of Base Rent: $46,406.25 per month until adjusted according to the terms set forth in the Lease.

2.r.	Tenant’s Proportionate Share: 79.26% such share is a fraction, the numerator of which is the Rentable Area of the Premises, and the denominator of which is the Rentable Area of the Project, as determined by Landlord from time to time. The Project consists of one building containing a total Rentable Area of 62,453 square feet.

B. As to Section 3. EXHIBITS AND ADDENDA, said section is amended to read as follows:

The exhibits listed below and attached hereto are incorporated by reference in this Fourth Amendment to Lease:

a. Exhibit “A” - Revised Floor Plan showing the Premises.

b. Addendum Number Five – Option to Decrease Rentable Area

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Landlord Initials		Tenant Initials	.

D. As to Section 12. ALTERATIONS AND ADDITIONS., the following is added:

Tenant shall accept the space in broom clean as-is condition and be responsible for all improvements and modifications. Landlord shall reimburse Tenant an Improvement Allowance of $7.50 per square foot on the additional 3,842 square feet net increase in the Rentable Area in the total amount of Twenty Eight Thousand Eight Hundred and Fifteen ($28,815.00) Dollars and no cents. Payment will be made upon completion of the improvements and evidence that all contractors, sub-contractors and materialmen have been paid.

II. All other terms, covenants and conditions of the Lease are and shall remain in full force and effect.

III. Landlord and Tenant hereby acknowledge that the Lease and this Amendment represent the entire agreement, that no other written or oral agreements exist and that all other provisions of the Lease not modified herein shall remain in full force and effect.

LANDLORD: RIDGEWOOD OFFICE BUILDING, L.P., LTD., a Delaware limited partnership	TENANT: BROWN & BROWN, INC. a Florida corporation
By: Root Real Estate Corp., its managing general partner

By:	By:

Ronald E. Nowviskie, Vice President	Print Name:	Charles Lydecker
	Title:	REVP

Witnesses:	Witnesses:

Print Name:	Print Name:	Marsha L. Nichols

Print Name:	Print Name:	T.G. Tinsley

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Landlord Initials		Tenant Initials	.

D. As to Section 12. ALTERATIONS AND ADDITIONS., the following is added:

Tenant shall accept the space in broom clean as-is condition and be responsible for all improvements and modifications. Landlord shall reimburse Tenant an Improvement Allowance of $7.50 per square foot on the additional 3,842 square feet net increase in the Rentable Area in the total amount of Twenty Eight Thousand Eight Hundred and Fifteen ($28,815.00) Dollars and no cents. Payment will be made upon completion of the improvements and evidence that all contractors, sub-contractors and materialmen have been paid.

II. All other terms, covenants and conditions of the Lease are and shall remain in full force and effect.

III. Landlord and Tenant hereby acknowledge that the Lease and this Amendment represent the entire agreement, that no other written or oral agreements exist and that all other provisions of the Lease not modified herein shall remain in full force and effect.

LANDLORD:		TENANT:
RIDGEWOOD OFFICE BUILDING, L.P., LTD.,		BROWN & BROWN, INC.
a Delaware limited partnership		a Florida corporation
By: Root Real Estate Corp., its managing general partner

By:		By:

Ronald E. Nowviskie, Vice President		Print Name:
Title:

Witnesses:		Witnesses:

Print Name:	A. Caryl Taylor	Print Name:

Print Name:	Patrick M. Opalewski	Print Name:

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Landlord Initials		Tenant Initials .

EXHIBIT A

Revised Floor Plans

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Landlord Initials		Tenant Initials .

ADDENDUM NUMBER FIVE TO LEASE

OPTION TO DECREASE RENTABLE AREA IN THE PREMISES

Effective October 1, 2009 and annually each such date thereafter, and provided Tenant is not in default under any terms of this Lease, Tenant shall have an ongoing option to decrease the Rentable Area of the Premises by 3,842 square feet by giving Landlord twelve (12) months prior written notice. The fee paid to Landlord for exercising this option will be $11,526.00 plus applicable sales tax if the space is reduced effective October 1, 2009; $5,783.00 plus applicable sales tax if the space is reduced effective October 1, 2010; and no fee if the space is reduced thereafter. Tenant’s monthly installment of Base Rent and Proportionate Share of Project Operating costs shall be proportionally adjusted to reflect the square feet of Rentable Area then contained in the Premises. In the event that Tenant shall fail to give Landlord timely written notice of its election to exercise its option to decrease, such option shall be null and void until the next succeeding Anniversary Date.

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Landlord Initials		Tenant Initials	.

STATE OF FLORIDA

COUNTY OF VOLUSIA

SIXTH AMENDMENT TO LEASE AGREEMENT

This Sixth Amendment to Lease made this 17th day of August, 2009, is entered into by and between Ridgewood Office Building, L.P., Ltd., a Delaware limited partnership as Landlord (“Landlord”) and Brown & Brown, Inc., a Florida corporation, (“Tenant”).

W I T N E S S E T H:

WHEREAS, Tenant, entered into that certain Ridgewood Office Building Lease with Chapman S. Root, Trustee, Chapman S. Root Revocable Trust U/T/A 2/15/87, (said Lease having been assigned to the Chapman S. Root 1982 Living Trust and subsequently assigned to Ridgewood Office Building, L.P., Ltd.) for the Premises dated August 1, 1987 which sets forth the terms of occupancy by Tenant for a portion of the Building containing 38,738 square feet of Rentable Area (herein after referred to as “Lease”), and that certain Letter of Agreement dated June 26, 1995 wherein the Tenant leased an additional 1,114 square feet of Rentable Area, and that certain First Amendment to Lease dated August 2, 1999 wherein the Tenant leased an additional 5,577 square feet of Rentable Area resulting in a total Rental Area of 45,429 square feet and that certain Second Amendment to Lease dated December 11, 2001 wherein the Tenant leased an additional 3,851 square feet of Rentable Area resulting in a total Rentable Area of 49,280 square feet and that certain Third Amendment to Lease dated August 8, 2002 wherein the Tenant leased an additional 5,435 square feet of Rentable Area resulting in a total Rentable Area of 51,235 square feet and that certain Fourth Amendment to Lease dated October 26, 2004 wherein Tenant vacated 5,577 square feet resulting in a total Rental Area of 45,658 square feet and that certain Fifth Amendment to Lease dated May 30, 2007 wherein Tenant leased an additional 3,842 square feet resulting in a total Rental Area of 49,500 square feet.

NOW, THEREFORE, for and in consideration of the Premises, the sum of Ten and 00/100 ($10.00) Dollars in hand paid by Tenant to Landlord, the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to modify and amend the Lease as follows:

I. For the period of June 1, 2009 through December 31, 2009, Tenant shall occupy but pay no Base Rent or Project Operating Expenses on 1,535 square feet of space it currently occupies and an additional 565 square feet of newly occupied space (“Zentner Space”), both being on the Second Floor.

II. The Rentable Area of the Premises for the purpose of billing Base Rent and Project Operating costs shall be 47,965 square feet for the period June 1, 2009 through December 21, 2009, and 50,065 square feet thereafter.

III. All other terms, covenants and conditions of the Lease, including Tenant’s ongoing option to decrease the Rentable Area of the Premises by 3,842 square feet as provided in Addendum Number Five to Lease, are and shall remain in full force and effect.

IV. Landlord and Tenant hereby acknowledge that the Lease and this Amendment represent the entire agreement, that no other written or oral agreements exist and that all other provisions of the Lease not modified herein shall remain in full force and effect.

LANDLORD: RIDGEWOOD OFFICE BUILDING, L.P., LTD., a Delaware limited partnership		TENANT: BROWN & BROWN, INC. a Florida corporation
By: Root Real Estate Corp., its managing general partner

By:		By:

Ronald E. Nowviskie, Vice President		Print Name:	Jim Henderson
		Title:	Vice Chairman & COO

Witness:		Witness:

Print Name:	A. Caryl Taylor	Print Name:	T.G. Tinsley

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Landlord Initials		Tenant Initials	.